Exhibit 99.1

Company Update investMNt Conference Minneapolis, MN August 24, 2016 FRM-04558-D ©2016 Sunshine Heart, Inc.

Forward Looking Statement This presentation contains forward-looking statements. All forward-looking statements are management’s present expectations of future events and are subject to a number of risks and uncertainties. Various factors could cause actual results to differ materially from these statements including timing, clinical enrollment, clinical results, financing availability, product sales and marketing or efficacy of products, and the other risks set forth under the caption “Risk Factors” and elsewhere in our periodic and other reports filed with the U.S. Securities and Exchange Commission, including our Annual Report or Form 10-K for the fiscal year ended December 31, 2015. Although the Company believes that the forward-looking statements are reasonable and based on information currently available, it can give no assurances that the Company’s expectations are correct. All forward looking statements are expressly qualified in their entirety by this cautionary statement. Caution: C-Pulse® is an investigational device. The device is limited by federal (United States) law to investigational use only. C-Pulse is a registered trademark of Sunshine Heart Inc. 8/24/2016 ©2016 Sunshine Heart, Inc. 1

Executive Summary Focused on providing meaningful solutions for the $95 billion Heart Failure market in two distinct ways: Developing a fully implantable disruptive solution for Class III Heart Failure: Based on learnings from original C-Pulse device Proprietary neuro based approach Targets easy to find anatomical structures with immediate and measurable response Can be developed in half the time and cost of previous pathway Recent Acquisition of Aquadex FlexFlow® product line Strategically focused on serving fluid overload in HF patient Unique proprietary ultrafiltration technology Provides immediate profitable revenue and near-term cash flow ©2016 Sunshine Heart, Inc. 8/24/2016 2

Executive Leadership Team ©2016 Sunshine Heart, Inc. 8/24/2016 3 40+ years experience in medical devices CE0 of 4 med-tech start-up companies Chairman of 3 public boards BA in Business Administration from California State University, Fullerton John Erb Chief Executive Officer, Chairman 15 year finance career with Medtronic in United States and Europe 20+ years finance/accounting experience CPA, MBA Finance and Strategy University of Minnesota Claudia Napal Drayton Chief Financial Officer Doctorate Johns Hopkins School of Public Health Post-Doctorate, Cardiology Johns Hopkins Hospital Experience in PV loops, hemodynamics, heart failure, neural control of the circulation Dimitrios Georgakopoulos, PhD Chief Scientific Officer 15+ years experience in medical sales/marketing 7+ years start-up management experience B.S. University of Minnesota, Health Science/Marketing Molly Wade Senior VP of Strategic Operations 20+ years of clinical trial and medical technology experience Doctorate, Marquette University, Biomedical Engineering Post-doctorate, Cardiology/Autonomic Nervous System at Harvard’s T.H. Chan School of Public Health Eric Lovett, PhD VP Clinical Affairs 25+ years of medical device development experience Founder of several vascular diagnostic device firms Graduate degrees in Medical Physics and Technology Management David Lerner Senior VP, Research & Development

Discussion Outline HF Market Opportunity Neuromodular Strategy Aquadex FlexFlow Product Line Financial Priorities ©2016 Sunshine Heart, Inc. 8/24/2016 4

Heart Failure is a Significant Economic Burden

SUNSHINE HEART

- Incidence: 800,000+ new cases per year*
- One of every 9 deaths*
- HF linked to other major diseases: Obesity, Diabetes, Hypertension*
- Mortality: 60%+ at 5 years, worse by NYHA class*
- > 1 million hospitalizations per year*
- More hospital days for HF than any other diagnosis*
- Coronary MI deaths are down by half but heart failure has almost tripled†
- 2025: number of HF patients estimated to increase to > 10 million*
- **U.S. cost expected to double from $35B today to over $70B by 2030** *

**Source: Heidenreich Circ HF 2013-AHA Forecast*
†Source: National Hospital Discharge Survey, CDC/NCHS and NHLBI

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Current US Estimate of Heart Failure patients 8/24/2016 ©2016 Sunshine Heart, Inc. 6 *Source: Circulation 2014 US Market Opportunity: > $30B* EU Market Opportunity: > $65B† † Source: Framingham Study, Windover 2007 Report, AHA 2010 Stroke Update, HRI 2010

Discussion Outline HF Market Opportunity Neuromodular Strategy Aquadex FlexFlow Product Line Financial Priorities ©2016 Sunshine Heart, Inc. 8/24/2016 7

Mechanical Counterpulsation: Our Original Focus Increase diastolic pressure: Coronary Blood Flow Unloading of the left ventricle Maintenance of mean aortic pressure Optimize left ventricular coupling ©2016 Sunshine Heart, Inc. 8/24/2016 8 Extra-aortic cuff ECG Sensing leads Interface Lead Driver

Clinically Significant Results: Reduction in Heart Failure Readmissions Meaningful readmission reductions at 3, 6, and 12 months Significant financial upside for Hospitals & Payers ©2016 Sunshine Heart, Inc. 8/24/2016 9 Readmission Rates 3-mo 6-mo 12-mo Class III Average 25% 36% 59% C-Pulse Feasibility 0 5% 15% C-Pulse Pilot trial 1 yr re-hospitalization rate: 15% ACA required 1 mo re-hospitalization rate for reimbursement: 24.7% Historical outcomes MEDMACS Database C-Pulse Pilot trial 1-mo re-hospitalization rate: 0% C-Pulse Pilot trial 6-mo re-hospitalization rate: 5% 24.7% 36% 59% 0% 10% 20% 30% 40% 50% 60% 2 days 1 mo 6 mo 1 yr (Re-Hospitalization Rate) 0% 15% 5% MedaMACS Re-Hospitalization Rates

Clinically Significant Results: Improvement in Cardiac Structure 15 patients implanted in Europe Mean increase of 10 EF units (%), implying improved patient outcomes; CRT increases 2.7 units* Four patients weaned from therapy due to HF stabilization Significant improvements in 6 minute walk, NYHA class and quality of life as demonstrated by KCCQ and MLWHF ©2016 Sunshine Heart, Inc. 8/24/2016 10 OPTIONS HF: European Post-Market Study Baseline Ejection Fraction (%) 0 10 20 30 40 Month 6 N=9 *Source: Kramer DG et al., J Am Coll Cardiol. 2010;56:392–406.

Hemodynamic Improvement Greater than Expected from Mechanical Counterpulsation ©2016 Sunshine Heart, Inc. 8/24/2016 11 Original Hypothesis: C-Pulse results driven by bio-mechanical flow improvement Clinical Benefit: More positive than predicted by mechanical action alone Observation: C-Pulse cuff placement on the Aortic Arch is the optimal location to activate aortic baroreceptors (neuro) Question: What is the mechanism of action from counterpulsation causing the clinical benefit? Mitchell GAG. Anatomy Autonomic Nervous System. 1953 Answer: Compelling evidence the mechanism of action is neurally mediated

Compelling Evidence of Neuromodulatory Impact ©2016 Sunshine Heart, Inc. 8/24/2016 12 In-vivo Simulation 89% 6% 102% 55% 52% 21% Independent Assessment by Professor Patrick Segers who is a leader in the study of arterial hemodynamics in Ghent, Belgium Assessment using a validated computer model of the circulation without feedback control from the nervous system Carotid Flow increased in 4 patients by 89% compared to the predicted response of 6% via simulation Other in-vivo responses show similar findings, confirming that neuromodulation is the primary driver of clinical benefit

Positive Initial Neuro Assessment Positive patient outcomes from Dallas VA with investigator Dr. Phi Wiegn led to a physician initiated study with Dr. William Cornwell and Dr. Ben Levine of University of Texas Southwestern Conducted an acute neuro and hemodynamic assessment of a patient who had been on counterpulsation therapy for 8 months ©2016 Sunshine Heart, Inc. 8/24/2016 13 Demonstrated a greater than 50% reduction in sympathetic nerve activity with the C-Pulse turned on versus off at baseline and during acute stress

Neuromodulation: A Better Clinical Solution ©2016 Sunshine Heart, Inc. 8/24/2016 14 Counterpulsation: Challenges of a Mechanical Approach Driveline limited inclusion criteria and enrollment rate Limited market in advanced HF patients Current C-Pulse system challenging for patients to manage long term R&D required for fully-implantable system lengthy and expensive Neuromodulatory Approach: A Much Better Path Less R&D for fully implantable compared to counterpulasation Pathway to commercialization is faster and easier Increases access to larger NYHA Class III market Proprietary technology in place; building strong IP protection

Innovative Neuromodulation Approach

SUNSHINE HEART


Aortic Depressor Nerve
Aortic Arch

Minimally Invasive: 2 small incisions

1. IPG Pocket
2. 1-2 inch neck exposure

Easy: Nerve Cuff Placement on one of only two distinct & complementary afferent baroreceptor sites (Aortic Depressor Nerve)

Fast: 45 - 60 min procedure

Value: Procedural LOS < 1 day in hospital

Flexible: Multiple anesthetic regimens

Proprietary: Provisional patent in place

© 2016 Sunshine Heart, Inc.

Clinical Study Pathway

SUNSHINE HEART

Near-Term

- **Purpose**: Publication revealing that neuromodulation is the mechanism driving clinical improvements
- n=5 with original CP-1 device; sympathetic nerve activity with C-Pulse ON vs. OFF
- Enrollment underway; complete follow-up in 2016

Neuro FIM

- **Purpose**: First-in-man demonstrating acute feasibility of Fully-Implantable System
- n=20 utilizing external pulse generator and prototype leads
- Enrollment begins and follow-up complete Q4 2016

Fully Implantable

- **Purpose**: Establish chronic benefits of fully-implantable system
- Implantable pulse generator (OEM) and proprietary leads
- N=30, 6-month follow-up to support CE Mark and IDE/PMA submissions
- Enrollment begins 1H 2017 / complete 1H 2018 / CE Mark: 2018

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Our Approach is Well Positioned for Clinical Success

SUNSHINE HEART

5 Criteria for Long-Term Success

1. **Easily Identifiable Target: Confirmed in Cadaver Studies**
   - Aortic Depressor Nerve identified in neck by Prof. John Karemaker
2. **Easily Separable Target**
   - Nerves are anatomically distinct from other structures
3. **Clear and Immediate Biomarker of Effect**
   - Stimulation induces changes in heart rate and vascular properties that are immediate and obvious
4. **Mechanism of Action is direct, simple and well understood**
   - Baroreflex is well studied and understood
   - Our technology stimulates the two main afferent nerves activating Baroreflex
5. **Decades of Experience in Humans**
   - Afferent nerve stimulation studies in the 1960's-1980's with profound response
   - SSH alliance with with Dr. Tim Peters and Prof. Cornelius Borst, who personally conducted many of these studies

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Our Approach Seeks to Benefit Multiple Stakeholders ©2016 Sunshine Heart, Inc. 8/24/2016 18 Patient Benefits Improved duration and Quality of Life Reduced readmissions and time in hospital Implant to discharge within 24 hours Significantly delay the need for later stage, more invasive therapies Physician Benefits Minimally-invasive implant < 1 hour Therapy addresses entire Heart Failure spectrum Healthcare System Benefits Reduced penalties for readmissions Significantly shorten HF hospitalized days Cost-effective solution for HF epidemic Estimated cost of US healthcare $70 Billion in 2030 mandating new, economically viable therapies* *Source: Heidenreich Circ HF 2013-AHA Forecast

Discussion Outline HF Market Opportunity Neuromodular Strategy Aquadex FlexFlow Product Line Financial Priorities ©2016 Sunshine Heart, Inc. 8/24/2016 19

Aquadex FlexFlow Overview Acquired from Baxter International (8/5/16) This is the former CHF Solutions Inc. business * Installed base of over 500 Aquadex consoles 300+ hospitals have purchased Aquadex Operationally Ready: 7 fully-trained Therapy Development Specialists Historical Revenue: $13M in 2013 and ~$4M in 2014, 2015 Revenue Projections: 2016: exit at a $5M annualized quarterly run rate 2017: exit at a $10M annualized quarterly revenue rate ©2016 Sunshine Heart, Inc. 20 8/24/2016 *CHF Solutions sold to Gambro in 2010; Gambro sold to Baxter in 2013

Aquadex FlexFlow Product Line 8/24/2016 © 2016 Sunshine Heart, Inc. 21 Aquadex Console Disposable peripheral Catheter Disposable, single-use Blood Set

Aquadex FlexFlow A simplified form of ultrafiltration (UF) Safe method to achieve dry weight Ease of Use Highly automated setup and operation Diverse physician prescription Inpatient or outpatient settings Peripheral or central venous access Used often with 4:1 RN ratios in Stepdown Ambulatory capabilities 8/24/2016 ©2016 Sunshine Heart, Inc. 22

Aquadex FlexFlow

SUNSHINE HEART

The Aquadex FlexFlow® System is indicated for:

- Temporary (up to 8 hours) ultrafiltration treatment of patients with **fluid overload** who have **failed diuretic therapy**

- Extended (longer than 8 hours) ultrafiltration treatment of patients with **fluid overload** who have **failed diuretic therapy** and require hospitalization

All treatments must be administered by a healthcare provider, under physician prescription, both of whom having received training in extracorporeal therapies.

Capable of removing up to 4 liters of isotonic fluid (water and sodium) per 8 hour treatment



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Fluid Overload Drives Increased Heart Failure Costs Congestive heart failure is the leading cause of hospitalizations1 Annual incidence of HF is 10 per 1,000 (pts over 65 years of age)2 90% of HF patients present with symptoms of fluid overload3 Almost 1 million hospitalizations annually in US for acute HF4 Average hospital stay is 5 days5 Re-hospitalization rates during the six months following discharge up to 50%6,7 1. Gheorghiade M et. al. Am J Med 2006 Dec; 119(12 Suppl 1):S3-S10. 2. Mozaffarian D, et al. Circulation. 2016 Jan 26; 133(4): e38-e360. 3. Costanzo MR, et al. J Am Coll Cardiol. 2007 Feb 13; 49(6): 675-683. 4. Gheorghiade M, Filippatos G. Eur Heart J. 2005 Mar 15; 7 (Suppl): B13-B19. 8/24/2016 ©2016 Sunshine Heart, Inc. 24 Total cost of heart failure in the US is projected to increase from $31 billion in 2012 to $70 billion in 20308 5. Chen J, et al. J Am Coll Cardiol. 2013 Mar 12; 61(10): 1078-1088. 6. Ross JS, et al. Circ Heart Fail. 2010 Jan; 3(1): 97-103. 7. Desai AS, Stevenson LW. Circulation. 2012 Jul 24; 126(4): 501-506. 8. Heidenreich PA, et al. Circ Heart Fail. 2013 May; 6(3): 606-619.

Discussion Outline HF Market Opportunity Neuromodular Strategy Aquadex FlexFlow Product Line Financial Priorities ©2016 Sunshine Heart, Inc. 8/24/2016 25

Financial Results and Key Balance Sheet Information ©2016 Sunshine Heart, Inc. 8/24/2016 26 Summary Balance Sheet Dec. 31, 2015 Q2 2016 Cash & Cash Equivalents: $23.1M $12.0M Long-term Debt $8.0M $6.1M Total Stockholders’ Equity: $12.2M $3.7M Operations Summary Year ended Dec 31, 2014 Year ended Dec 31, 2015 Q2 2015 Q2 2016 Net Loss $(25.6M) $(26.7M) $(6.4M) $(4.2M) Loss per share $(1.51) $(1.47) $(0.35) $(0.23) Cash used in Operations $(22.6M) $(23.0M) $(5.7M) $(3.4M) (*) (*) Repaid in full on August 4, 2016. Entered into a new $5.0M credit facility with Silicon Valley Bank on August 5, 2016.

Key Financial Priorities ©2016 Sunshine Heart, Inc. 8/24/2016 27 Reduce cash burn Operations streamlined to extend cash runway Resources prioritized for development of fully implantable Raise capital to finance the development of the fully implantable system $3.5 million in convertible preferred shares - July 2016 Additional capital raise in Fall 2016 to fund neuromodulation strategy

Thank you FRM-04558-D ©2016 Sunshine Heart, Inc.